Exchange Listed Funds Trust

REX BKCM ETF

Summary Prospectus | May 7, 2018

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: BKC

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.rexshares.com. You can also get this information at no cost by calling 844-739-1414, by sending an e-mail request to info@rexshares.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated May 7, 2018, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Fund Summary

Investment Objective

The REX BKCM ETF (the “Fund”) seeks to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.88%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.88%
[1]	Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Fund’s Board of Trustees. This agreement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$90	$281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is new, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure to an actively managed portfolio consisting of equity securities of cryptocurrency-related and other blockchain technology-related companies as described in greater detail below. Except as expressly noted below, the Fund does not seek to and will not invest directly or indirectly in cryptocurrencies. The Fund also will not invest in initial coin offerings (“ICOs”) or cryptocurrency tokens. BKCM Funds, LLC (“BKCM”) and Vident Investment Advisory, LLC (“VIA”) serve as the investment sub-advisers to the Fund (the “Sub-Advisers”). BKCM manages the Fund’s investment strategy and portfolio selection. VIA implements BKCM’s trade decisions.

Cryptocurrencies are digital assets designed to work as a medium of exchange that use cryptography to secure transactions, to control the creation of additional units, and to verify the transfer of assets. Although cryptocurrencies are based on blockchain technology, they are a specialized blockchain technology application created in various cases to serve as a form of money, functioning either as a store of value, a means of payment, or both. Unlike traditional currencies, however, cryptocurrencies currently are not issued or backed by a government or other regulatory body. Although the design and maintenance of each type of cryptocurrency differs, cryptocurrencies are typically based on the decentralized, open source protocol of a peer-to-peer computer network (“Cryptocurrency Network”). Typically, no single entity owns or operates a Cryptocurrency Network; the infrastructure is collectively maintained by a decentralized user base. A Cryptocurrency Network is accessed through software, and software governs a cryptocurrency’s creation, movement, and ownership. The value of a cryptocurrency is determined by the supply of and demand for the cryptocurrency on websites that facilitate the transfer of the cryptocurrency in exchange for government issued currencies (“Cryptocurrency Exchanges”), and in private end-user-to-end-user transactions. Examples of cryptocurrencies include bitcoin and ethereum.

Cryptocurrency transaction and ownership records are reflected on a “blockchain,” which is a digital public record or ledger. Copies of this ledger generally are stored in a decentralized manner on the computers of each Cryptocurrency Network user. Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Cryptocurrency Network participants. The Cryptocurrency Network software source code includes protocols that govern the creation of a cryptocurrency and the cryptographic system that secures and verifies cryptocurrency transactions.

In implementing the Fund’s investment strategy, BKCM seeks to identify companies utilizing blockchain technologies to generate present or future revenue from their core business. A company will only be eligible for inclusion in the portfolio to the extent that BKCM determines the company has committed material resources to the development of such revenue stream. Cryptocurrency-related companies mine, trade, or promote the mainstream adoption of cryptocurrencies or provide trading venues for cryptocurrencies and other blockchain applications. Other blockchain technology-related companies utilize blockchain technology in connection with disrupting traditional financial transaction mechanisms, develop enterprise blockchain solutions, or use blockchain technology to decentralize user data and enhance privacy on the internet. To the extent that a potential constituent does not have current revenue associated with such cryptocurrency or blockchain-related activities, BKCM will confirm that company management has announced or otherwise committed to the implementation of such an initiative, including by forming a dedicated division or specialized internal team that is focused on developing such potential revenue generation source. Based on these considerations, BKCM will seek to identify those companies that it anticipates will generate greater revenue, as a percentage of the company’s total revenue, from cryptocurrency and blockchain-related initiatives in future revenue cycles.

Companies across a wide variety of industries are exploring the possible applications of blockchain to their businesses, including commodity trading firms, financial services companies, and companies in the transportation industry. The extent of blockchain’s versatility has not yet been fully explored. As a result, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of industries, and the economic fortunes of certain companies held by the Fund may not be significantly tied to blockchain. Currently, there are few public companies for which blockchain technology represents an attributable and significant revenue stream. Blockchain technology may never develop optimized transactional processes that lead to increased realized economic returns to any company in which the Fund invests.

BKCM will select investments for the Fund on the basis of fundamental analysis of each issuer. As such, there may be times when the Fund’s investments may not include stocks in all of the above-listed categories, and there may be times when one or more categories are more heavily represented in the Fund’s portfolio than the others. Because many of the cryptocurrency-related and other blockchain technology-related companies currently are operating or domiciled outside of the U.S., the Fund expects to invest to a significant extent in securities of foreign issuers, including emerging markets issuers.

The Fund may invest indirectly in bitcoin exclusively through investments in the Bitcoin Investment Trust (“GBTC”), a privately offered, open-end investment vehicle. However, because investments in GBTC are not contemplated by the generic listing standards imposed by NYSE Arca, Inc. (the “Exchange”), the Fund requires relief from the U.S. Securities Exchange Commission (“SEC”) to make such investments. As of the date of this Prospectus, the Fund has applied for but not yet obtained this relief. The Fund will not invest in GBTC until such time as it receives the necessary relief from the SEC and there can be no guarantee that the SEC will grant such relief. GBTC is a Delaware Trust that holds bitcoin. GBTC’s investment objective is for the net asset value per share to reflect the performance of the market price of bitcoin, less GBTC’s expenses. Except for its investment in GBTC, the Fund will not invest, directly or indirectly, in cryptocurrencies. The Fund will not make additional investments in GBTC if as a result of such investments the Fund’s aggregate investment in GBTC, either directly or indirectly through the Subsidiary as described below, would be more than 15% of the Fund’s assets at the time of investment. In addition, the Fund will invest in GBTC only to the extent BKCM believes such an investment complements the Fund’s other investments and will help the Fund to achieve its investment objective. As a result, at times the Fund may have little or no exposure to GBTC.

The Fund may obtain exposure to certain investments, including GBTC, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in one or more wholly-owned and controlled Cayman Islands subsidiaries (each, a “Subsidiary”). Any Subsidiary will be advised by the Adviser and will be managed on a day-to-day basis by the Sub-Adviser, and will have the same investment objective as the Fund. Unlike the Fund, a Subsidiary may invest to a greater extent in commodities than the Fund. The Subsidiary’s investments in such instruments will be subject to limits on leverage imposed by the 1940 Act. To the extent the Fund invests in a Subsidiary, such investment is expected to provide the Fund with an effective means of obtaining exposure to certain cryptocurrency investments in a manner consistent with U.S. federal tax law requirements applicable to a regulated investment company (“RIC”).

As of the date of this Prospectus, the Fund has significant exposure to the Financials sector and Information Technology sector. In addition, as of the date of this Prospectus, the Fund is concentrated (i.e., more than 25% of its net assets) in the Software & Services industry.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk. The achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. BKCM’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

ADR/GDR Risk. The Fund may invest in depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). While ADRs and GDRs are instruments separate from their underlying reference security, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cryptocurrency Risk. By virtue of the Fund’s investment in cryptocurrency-related and other blockchain technology-related companies and GBTC, if any, shareholders may be exposed indirectly to the risks of cryptocurrencies. Because of the complex nature of cryptocurrencies, an investor in the Fund may face numerous material risks that may not be present in other investments. These risks include:

Bitcoin Investment Trust Risk. In addition to the risks of cryptocurrencies generally, the Fund will, through an investment in GBTC, be exposed to the risks specific to GBTC. GBTC is not registered as an investment company under the 1940 Act or regulated as a commodity pool under the Commodity Exchange Act (“CEA”). Consequently, shareholders of GBTC do not have the regulatory protections afforded to investors under either regulatory scheme. Furthermore, GBTC trades in the over-the-counter market and is not listed on any national securities exchange. As a result, an active market for GBTC’s shares may not develop or be sustained, and GBTC’s shares may have a volatile public trading price. GBTC’s shares may trade at a premium or discount to the NAV of GBTC. GBTC has traded and may continue to trade at a significant premium to its NAV, and the Fund may invest in GBTC at a price that reflects a premium to GBTC’s NAV. For example, during the past 12 months ended May 3, 2018, GBTC experienced a premium high of 132.6%, a premium low of 13.1%, and an average premium of 64.1%. GBTC may or may not create new shares to meet increasing demand. If GBTC were to cease to trade at a premium to its NAV, the value of the Fund’s investment in GBTC could decrease, even if the value of GBTC’s underlying holdings in bitcoin does not decrease. Moreover, regulators have previously concluded that GBTC’s redemption program appeared to violate Regulation M under the Securities Exchange Act, which led GBTC to suspend the redemption program for its shares. As a result, GBTC currently does not accept or honor redemption requests. If demand for GBTC declines and GBTC is not able to reinitiate its redemption program, GBTC could trade at a substantial discount to its NAV and the price of GBTC could be extremely volatile in reaction to market supply and demand, which would negatively impact the value of the Fund’s investment. In the event that GBTC were to make an in-kind distribution of cryptocurrency assets to its holders, the Fund may be unable to receive such distribution in a manner that complies with custody requirements applicable to registered investment companies. Therefore, the Fund may seek to liquidate its position in GBTC in advance of any such distribution, including at a time that may be disadvantageous for the Fund because it realizes a loss on its investment. An investment in GBTC is not expected to generate qualifying income if held directly by the Fund and generally is expected to be held indirectly by the Subsidiary, as discussed further under “Tax Risk.” In addition, the Fund’s investment in GBTC will be subject to the operating expenses associated with GBTC. If GBTC incurs expenses in U.S. dollars, GBTC would be required to sell bitcoins to pay these expenses. The sale of GBTC’s bitcoins to pay expenses in U.S. dollars at a time of low bitcoin prices could adversely affect the value of the shares.

Cryptocurrency Exchange Risk. A number of Cryptocurrency Exchanges have been closed due to fraud, failure or security breaches. A lack of stability in the Cryptocurrency Exchange market and the closure or temporary shutdown of Cryptocurrency Exchanges may reduce confidence in cryptocurrencies and result in greater volatility in the price of a cryptocurrency.

Intellectual Property Risk. Third parties may assert intellectual property claims relating to the holding and transfer of digital assets and their software code.

Internet and Cybersecurity Risk. The functionality of most Cryptocurrency Networks relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of a Cryptocurrency Network and adversely affect the Fund. In addition, certain features of Cryptocurrency Networks, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Maintenance Risk. Transactions on Cryptocurrency Networks are typically verified by cryptocurrency miners, which are Cryptocurrency Network participants that secure and verify cryptocurrency transactions through a peer-to-peer computer process. Miners may not have an adequate incentive to continue mining and may cease their mining operations, which may result in a reduction in the aggregate hashrate (confirmation process) of a Cryptocurrency Network. Any reduction in confidence in the confirmation process or aggregate hashrate of a Cryptocurrency Network may adversely affect the value of the cryptocurrency. A reduction in the hashrate expended by miners on a Cryptocurrency Network could increase the likelihood of a malicious actor obtaining control in excess of 50% of the aggregate hashrate active on the Cryptocurrency Network. If such a scenario were to materialize, the malicious actor, by virtue of controlling in excess of 50% of the aggregate hashrate active on the Cryptocurrency Network, could prevent new transactions from being confirmed and/or reverse transactions that were previously completed. This would likely result in the loss of confidence in the confirmation process and the given Cryptocurrency Network or cryptocurrencies generally, which could adversely affect the price of the cryptocurrency and an investment in the Fund.

New Asset and Limited Trading History Risk. Cryptocurrencies, which are a new technological innovation with a limited history, are new and highly speculative assets. There is no assurance that usage of cryptocurrencies will continue to grow. A contraction in the use of a cryptocurrency may result in increased volatility or a reduction in the price of that cryptocurrency, which could adversely affect the value of the Fund. Cryptocurrencies are recent inventions; cryptocurrencies and their trading histories thus have existed for a relatively short time, which limits a potential shareholder’s ability to evaluate an investment in the Fund.

Regulatory Risk. There exists regulatory uncertainty concerning the treatment of cryptocurrencies. To the extent that future regulatory actions or policies limit the ability to exchange cryptocurrencies or utilize them for payments, the demand for cryptocurrencies may be reduced, which could impact the price of cryptocurrencies and the value of the Fund’s investments.

Structural Risk. Frequently, a small group of individuals contribute to core decisions regarding a given cryptocurrency, including proposed software upgrades that alter the protocols and software that govern the properties of such cryptocurrency, which may adversely affect an investment in the Fund. Moreover, if less than a significant majority of the users and miners on a given Cryptocurrency Network install such software upgrade(s), the Cryptocurrency Network could “fork,” effectively splitting the Cryptocurrency Network into two competing networks, which could adversely affect the value of the Fund’s investments. The Cryptocurrency Network for bitcoin has already experienced numerous forks, including one that resulted in a new digital currency referred to as “Bitcoin Cash,” and the Cryptocurrency Network for ethereum has already experienced a fork that resulted in a new digital currency referred to as “Ethereum Classic.” The impact that the forks and new digital currencies will have on bitcoin, ethereum and cryptocurrencies generally is unclear.

Supply Risk. Frequently, a small group of early adopters of a cryptocurrency hold a significant proportion of the cryptocurrency subsequent to its creation. Sales of such cryptocurrency may impact the price of the cryptocurrency.

Usage Risk. The growth of Cryptocurrency Networks is subject to a high degree of uncertainty. There is no assurance that a given Cryptocurrency Network or cryptocurrencies as a whole, or the service providers necessary to accommodate them, will continue in existence or grow. A decline in the popularity or acceptance of cryptocurrencies could have an adverse effect on the value of the Fund’s investments.

Valuation Risk. Political or economic crises may motivate large-scale sales of cryptocurrency either globally or locally. Large-scale sales of a cryptocurrency could result in movements in the price of the cryptocurrency and could negatively impact the value of the Fund’s investments. Investors should be aware that there is no assurance that a cryptocurrency will maintain its long-term value in terms of purchasing power in the future or that the acceptance of a cryptocurrency for payments by mainstream retail merchants and commercial businesses will continue to grow.

Cryptocurrency-Related and Blockchain Technology-Related Risk. The stocks in which the Fund will invest will be subject to the risks associated with cryptocurrency and blockchain technology, which is a new and relatively untested technology. The risks associated with cryptocurrency and blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of cryptocurrency and blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of cryptocurrency and blockchain technology. Because cryptocurrency and blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that cryptocurrency and blockchain technology may be subject to widespread and inconsistent regulation. Generally, cryptocurrency and blockchain technology is not a product or service that provides identifiable revenue for companies that implement or otherwise use it. Therefore, the values of the stocks in which the Fund will invest may not be a reflection of their connection to cryptocurrency and blockchain technology, but may be based on other business operations. Currently, blockchain technology is primarily used for the recording of transactions in cryptocurrency, which are extremely speculative, unregulated and volatile. Problems in cryptocurrency markets could have a wider effect on companies associated with cryptocurrency and blockchain technology. Cryptocurrency and blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the types of companies in which the Fund seeks to invest. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the companies in which the Fund seeks to invest may be subject to the risks posed by conflicting intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. In addition, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there may be a lack of liquid markets for such assets and a greater possibility of fraud or manipulation. Finally, blockchain systems built using third party products may be subject to technical defects or vulnerabilities beyond a company’s control.

Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Emerging Markets Securities Risk. Investing in emerging market countries generally is riskier than investing in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Certain non-U.S. issuers also are subject to geopolitical risk. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Japan. Targeting Japan could hurt the Fund’s performance if Japan’s economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990s and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

Issuer Risk. Issuer-specific events, including changes in the financial condition of an issuer, may have a negative impact on the value of the Fund.

Large-Capitalization Risk. The Fund invests a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole.

Liquidity Risk. The Fund may invest in instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less frequently can be more difficult or costly to buy, or to sell, compared to other more liquid or active investments. A lack of liquidity could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Risk. Due to market conditions, the value of the Fund’s equity investments may fluctuate significantly from day to day. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole, and may cause the value of your investment in the Fund to decrease.

New Fund Risk. The Fund is new, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate.

New Sub-Adviser Risk. The investment sub-adviser has not previously managed a mutual fund and may not achieve the intended result in managing the Fund.

Non-Diversification Risk. The Fund is non-diversified and will invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Sector Risk. The Fund is subject to the sector risks described below. The Adviser and Sub-Advisers expect the Fund’s exposure to particular sectors to vary over time as cryptocurrency and blockchain technologies mature and are deployed to a greater extent by companies outside of the Financials and Information Technology sectors.

Financials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Financials sector. The Financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials sector.

Information Technology Sector Risk. The securities of, or financial instruments tied to the performance of, issuers in the Information Technology sector that the Fund purchases may underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Information Technology sector (“Information Technology Companies”), the Fund is subject to the risk of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology sector. The prices of the securities of Information Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, among other factors.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Software & Services Industry Concentration Risk. The Fund is subject to the risks faced by companies in the Software & Services industry, including: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The Software & Services industry may also be affected by risks that affect the broader Information Technology sector.

Subsidiary Risk. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as the sole investor in the Subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk. The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Certain of the Fund’s investments may not generate qualifying income if made directly by the Fund. For example, to the extent the Fund gains exposure to GBTC, such investment will likely be through the Subsidiary in a manner such that the Fund can qualify as a RIC under Subchapter M of the Code. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Trading Risk. Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) are willing to assume a high degree of risk, and (b) intend to actively monitor and manage their investments in the Fund. Except as expressly discussed above, the Fund does not seek to and will not invest directly or indirectly in cryptocurrencies, or ICOs or cryptocurrency tokens. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

Performance Information

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. BKCM Funds, LLC and Vident Investment Advisory, LLC serve as sub-advisers to the Fund.

Portfolio Managers

Brian Kelly, Founder and CEO of BKCM Funds, LLC, has served as a portfolio manager of the Fund since its inception in 2018.

Denise M. Krisko, CFA, President and Co-Founder of Vident Investment Advisory, LLC, has served as a portfolio manager of the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares only to Authorized Participants (typically market makers or other broker-dealers) and only in large blocks of at least 50,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a portfolio of securities closely approximating the holdings of the Fund and/or a specified amount of cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange. The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Investments through such tax-deferred arrangements may be subject to taxation upon withdrawal therefrom.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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